                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, O. George Everbach and Randy J. Vest, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of shares of the Corporation's common stock, $1.25 par value, and/or plan interests under and in accordance with the Kimberly-Clark Corporation Defined Contribution Plans Trust, the Kimberly-Clark Corporation Salaried Employees Incentive Investment Plan, the Kimberly-Clark Corporation Hourly Employees Incentive Investment Plan and the Kimberly-Clark Corporation Retirement Contribution Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of November, 1997.





                                                   /s/ John F. Bergstrom
                                                   -----------------------------
                                                   John F. Bergstrom

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, O. George Everbach and Randy J. Vest, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of shares of the Corporation's common stock, $1.25 par value, and/or plan interests under and in accordance with the Kimberly-Clark Corporation Defined Contribution Plans Trust, the Kimberly-Clark Corporation Salaried Employees Incentive Investment Plan, the Kimberly-Clark Corporation Hourly Employees Incentive Investment Plan and the Kimberly-Clark Corporation Retirement Contribution Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of November, 1997.





                                                   /s/ Pastora San Juan Cafferty
                                                   -----------------------------
                                                   Pastora San Juan Cafferty

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, O. George Everbach and Randy J. Vest, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of shares of the Corporation's common stock, $1.25 par value, and/or plan interests under and in accordance with the Kimberly-Clark Corporation Defined Contribution Plans Trust, the Kimberly-Clark Corporation Salaried Employees Incentive Investment Plan, the Kimberly-Clark Corporation Hourly Employees Incentive Investment Plan and the Kimberly-Clark Corporation Retirement Contribution Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of November, 1997.





                                                   /s/ Paul J. Collins
                                                   -----------------------------
                                                   Paul J. Collins

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, O. George Everbach and Randy J. Vest, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of shares of the Corporation's common stock, $1.25 par value, and/or plan interests under and in accordance with the Kimberly-Clark Corporation Defined Contribution Plans Trust, the Kimberly-Clark Corporation Salaried Employees Incentive Investment Plan, the Kimberly-Clark Corporation Hourly Employees Incentive Investment Plan and the Kimberly-Clark Corporation Retirement Contribution Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of November, 1997.





                                                   /s/ Robert W. Decherd
                                                   -----------------------------
                                                   Robert W. Decherd

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, O. George Everbach and Randy J. Vest, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of shares of the Corporation's common stock, $1.25 par value, and/or plan interests under and in accordance with the Kimberly-Clark Corporation Defined Contribution Plans Trust, the Kimberly-Clark Corporation Salaried Employees Incentive Investment Plan, the Kimberly-Clark Corporation Hourly Employees Incentive Investment Plan and the Kimberly-Clark Corporation Retirement Contribution Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of November, 1997.





                                                   /s/ William O. Fifield
                                                   -----------------------------
                                                   William O. Fifield

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, O. George Everbach and Randy J. Vest, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of shares of the Corporation's common stock, $1.25 par value, and/or plan interests under and in accordance with the Kimberly-Clark Corporation Defined Contribution Plans Trust, the Kimberly-Clark Corporation Salaried Employees Incentive Investment Plan, the Kimberly-Clark Corporation Hourly Employees Incentive Investment Plan and the Kimberly-Clark Corporation Retirement Contribution Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of November, 1997.





                                                   /s/ Claudio X. Gonzalez
                                                   -----------------------------
                                                   Claudio X. Gonzalez

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, O. George Everbach and Randy J. Vest, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of shares of the Corporation's common stock, $1.25 par value, and/or plan interests under and in accordance with the Kimberly-Clark Corporation Defined Contribution Plans Trust, the Kimberly-Clark Corporation Salaried Employees Incentive Investment Plan, the Kimberly-Clark Corporation Hourly Employees Incentive Investment Plan and the Kimberly-Clark Corporation Retirement Contribution Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of November, 1997.





                                                   /s/ Louis E. Levy
                                                   -----------------------------
                                                   Louis E. Levy

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, O. George Everbach and Randy J. Vest, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of shares of the Corporation's common stock, $1.25 par value, and/or plan interests under and in accordance with the Kimberly-Clark Corporation Defined Contribution Plans Trust, the Kimberly-Clark Corporation Salaried Employees Incentive Investment Plan, the Kimberly-Clark Corporation Hourly Employees Incentive Investment Plan and the Kimberly-Clark Corporation Retirement Contribution Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of November, 1997.





                                                   /s/ Frank A. McPherson
                                                   -----------------------------
                                                   Frank A. McPherson

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, O. George Everbach and Randy J. Vest, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of shares of the Corporation's common stock, $1.25 par value, and/or plan interests under and in accordance with the Kimberly-Clark Corporation Defined Contribution Plans Trust, the Kimberly-Clark Corporation Salaried Employees Incentive Investment Plan, the Kimberly-Clark Corporation Hourly Employees Incentive Investment Plan and the Kimberly-Clark Corporation Retirement Contribution Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of November, 1997.





                                                   /s/ Linda Johnson Rice
                                                   -----------------------------
                                                   Linda Johnson Rice

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, O. George Everbach and Randy J. Vest, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of shares of the Corporation's common stock, $1.25 par value, and/or plan interests under and in accordance with the Kimberly-Clark Corporation Defined Contribution Plans Trust, the Kimberly-Clark Corporation Salaried Employees Incentive Investment Plan, the Kimberly-Clark Corporation Hourly Employees Incentive Investment Plan and the Kimberly-Clark Corporation Retirement Contribution Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of November, 1997.





                                                   /s/ Wayne R. Sanders
                                                   -----------------------------
                                                   Wayne R. Sanders

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, O. George Everbach and Randy J. Vest, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of shares of the Corporation's common stock, $1.25 par value, and/or plan interests under and in accordance with the Kimberly-Clark Corporation Defined Contribution Plans Trust, the Kimberly-Clark Corporation Salaried Employees Incentive Investment Plan, the Kimberly-Clark Corporation Hourly Employees Incentive Investment Plan and the Kimberly-Clark Corporation Retirement Contribution Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of November, 1997.





                                                   /s/ Wolfgang R. Schmitt
                                                   -----------------------------
                                                   Wolfgang R. Schmitt

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, O. George Everbach and Randy J. Vest, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of shares of the Corporation's common stock, $1.25 par value, and/or plan interests under and in accordance with the Kimberly-Clark Corporation Defined Contribution Plans Trust, the Kimberly-Clark Corporation Salaried Employees Incentive Investment Plan, the Kimberly-Clark Corporation Hourly Employees Incentive Investment Plan and the Kimberly-Clark Corporation Retirement Contribution Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of November, 1997.





                                                   /s/ Randall L. Tobias
                                                   -----------------------------
                                                   Randall L. Tobias